FIRST COMMUNITY BANCSHARES, INC.

2012 OMNIBUS EQUITY COMPENSATION PLAN

RESTRICTED STOCK GRANT AGREEMENT

THIS RESTRICTED STOCK GRANT AGREEMENT (the “Agreement”) is made and entered into as of the 30th day of April, 2013 (the “Effective Date”), by and between First Community Bancshares, Inc. (the “Corporation”), a Nevada corporation, First Community Bank (the “Bank”), a Virginia chartered commercial bank, and John M. Mendez (the “Participant”);

WHEREAS, the Corporation, as the holding company of the Bank, previously established the First Community Bancshares, Inc. 2012 Omnibus Equity Compensation Plan, as it has been and may be amended from time to time (the “Plan”);

WHEREAS, Participant is a director or employee of the Corporation or one of its subsidiaries, and the Boards of Directors of the Corporation and the Bank have determined that it is desirable and in the best interest of the Corporation and the Bank to make an award of shares of the common stock of the Corporation (the “Award”), under the Plan, to the Participant, subject to certain restrictions as specified below; and,

WHEREAS, capitalized terms not otherwise defined herein shall have the same meaning given to such terms in the Plan;

NOW, THEREFORE, the Parties agree as follows:

1. Date of Award. The date of the making of the Award under this Agreement is the date this Agreement is executed or countersigned by all parties, which is anticipated to be on or about May 28, 2013. This Award has been made in connection with the continued service of the Participant to the Corporation or its subsidiary, as well as other conditions. The Participant is a director, executive officer or employee of the Corporation or its subsidiary.

2. Award of Restricted Stock Shares. Each Right to receive a share of Restricted Stock hereunder shall be referred to as a Restricted Share (“Restricted Share” or “RS”). The Participant is awarded Seven Thousand Seven Hundred Forty One (7,741) Restricted Share(s). Each Restricted Share entitles the Participant, upon fully satisfying the requirements of paragraph 4 of this Agreement, to receive from the Corporation one (1) share of the Corporation’s common stock at no purchase price per share. The RSs are to be delivered, upon the lapsing of any and all restrictions, in the form of the Corporation’s common stock as more specifically hereinafter set forth, such stock shall be referred to as “Plan Shares.”

3. Representations, Warranties and Transfer Restrictions.

(a) Representations and Warranties. The Participant makes and agrees to the representations and warranties, if any, attached hereto as Annex A. The Compensation Committee of the Corporation (the “Committee”) may cause a legend to be placed on any certificate, or a notation on uncertificated shares, representing any of the Plan Shares to make appropriate reference to restrictions on transfer, as necessary.

(b) Securities Law and Regulations. The Participant agrees that the Plan Shares shall be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange or interdealer quotation system upon which the common stock is then listed and any other applicable federal or state securities laws, rules or regulations, and the Committee may cause a legend or legends to be placed on any certificate representing any of the Plan Shares to make appropriate reference to such restrictions.

(c) Other Transfer Restrictions. No portion of the RSs granted hereunder may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of by Participant until such portion of the RSs become fully non-forfeitable in accordance with paragraph 4 of this Agreement.

4. Shares Held in Trust. Any Plan Shares awarded to the Participant shall be held in trust by the Bank in uncertificated form in an account so designated for the Participant in accordance with the Plan, as determined by the Committee and as set forth herein, until all restrictions, hold periods or other forfeitability provisions have terminated.

(a) Vesting. Subject to any performance requirements set forth in 4(b) below, and unless otherwise determined in the discretion of the Committee and memorialized in this Agreement or some other stock grant Agreement, RSs granted to Participants (either a Director or Employee) shall become vested so that 48.4% of the Award shall vest as of the date of the grant and 17.2% of the Award shall vest on each one year anniversary thereafter, so that 100% of such Award shall be vested as of the third anniversary of the date of grant, subject to the Performance Requirements in 4(b) below. Notwithstanding the foregoing, in the case of an Employee, no further vesting shall occur, and all non-vested RSs shall be forfeited in their entirety on the date that an Employee’s employment or personal services contract with the Corporation or any of its subsidiaries terminates or, in the case of a Director, after the date a Director ceases to serve as a Director, for any reason other than Death, Disability, or Retirement, as defined in the Plan. In determining the number of shares of Common Stock with respect to which such Awards are vested and/or exercisable, fractional shares will be rounded up to the nearest whole number if the fraction is 0.5 or higher, and down if it is less.

(b) Performance Requirements. Lapsing of the restrictions on the RSs awarded under this Agreement is further subject to the additional Corporation and/or Participant performance requirements established herein. For purposes of this Agreement, the vesting of each RS granted to Participant is subject to the Corporation’s annual achievement of a three-year average growth rate in core diluted earnings per share of not less than 5%. Failure to achieve this goal for any one year period immediately preceding an Award anniversary date shall result in complete forfeiture of the RSs that would have vested on such anniversary date if such goal had been met.

(c) Acceleration of Vesting. The restrictions on the RSs awarded under this Agreement shall be removed, and the RSs shall become non-forfeitable, upon the death or disability of the Participant as set forth in the Plan or upon the Participant’s retirement, as defined in the Plan. The restrictions on the RSs awarded under this Agreement shall be removed, and the RSs shall become non-forfeitable, upon a Change in Control Transaction as defined in the Plan.

5. Delivery of Plan Shares to the Participant. After the date on which the restrictions on the RSs have fully lapsed and the RSs have become fully non-forfeitable as provided in this Agreement and in the Plan, the Committee shall instruct the Bank to deliver to the Participant, the Participant’s designee, such other person as shall have been designated as Participant’s beneficiary in accordance with this Agreement, or any other permitted recipient pursuant to the Plan, as applicable, written confirmation of the book entry representing the pertinent number of uncertificated share(s) representing any portion of the RSs which have become non-forfeitable, as the Committee shall determine, free from any restrictions imposed by this Agreement other than such restrictions and conditions as may be deemed necessary by the Committee pursuant to paragraph 3 above. The parties agree to execute any further instrument and to take such action as may be reasonably necessary to carry out the intent of this Agreement.

6. Delivery of Forfeited Plan Shares. If the RSs, or any of them, are forfeited pursuant to the Plan, the Committee shall instruct the Corporation or its Stock Transfer Agent concerning the disposition of the forfeited Plan Shares relating to the forfeited RSs. Thereafter, such forfeited shares shall cease to be subject to this Agreement.

7. Rights of Holders of Restricted Stock.

(a) Restricted Stockholder Rights. Subject to the forfeiture provisions set forth herein, the Participant shall have all rights as a stockholder of the Corporation, with the exception that no portion of the RSs granted hereunder may be sold, transferred, assigned, pledged or otherwise encumbered, or disposed of by Participant, and the Participant shall receive no cash dividends otherwise payable to shareholders, until such portion of the RSs become fully non-forfeitable in accordance with this Agreement. In addition, no RSs granted to the Participant hereunder may be sold, transferred, or disposed of by the Participant prior to expiration of the period ending five (5) years subsequent to such portion of the RSs become fully non-forfeitable in accordance with this Agreement.

(b) General Creditor Status. The Participant shall have no rights other than those of a general creditor of the Corporation. RSs represent an unfunded and unsecured obligation of the Corporation.

(c) Treatment of Cash Dividends. The Participant shall have no right to receive cash dividends on RSs unless and until Participant’s RSs become fully non-forfeitable in accordance with this Agreement.

(d) Stock Dividends. The Participant shall have rights to stock dividends, stock splits and other stock adjustments associated with corporate actions which impact the number or percentage of shares held by shareholders in comparison to total outstanding shares unless and until the RSs are forfeited. Any such stock adjustments that accrue during the applicable vesting period are subject to the same restriction provisions as the RSs to which they relate (see paragraph above). Upon the lapsing and satisfaction of all restrictions, the stock dividends, stock splits and any other stock adjustments shall be delivered in the form of Plan Shares (in book entry form), as applicable, at the time the Plan Shares of the related RSs are delivered. If the related RSs are forfeited, all stock dividends will be forfeited.

8. Designation of Beneficiary. The Participant hereby designates the person(s) described on Annex B as the beneficiary or beneficiaries who shall be entitled to receive the non-forfeitable Plan Shares and other assets, if any, distributable to the Participant upon his death. The Participant may, from time to time, revoke or change his beneficiary designation without the consent of any prior beneficiary, if any, by filing a new designation with the Committee. The last such designation received by the Committee shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Committee prior to the Participant’s death, and in no event shall it be effective as of a date prior to such receipt.

If no such beneficiary designation is in effect at the time of the Participant’s death, or if no designated beneficiary survives the Participant, or if such designation conflicts with law, the Participant’s estate shall be deemed to have been designated his beneficiary and shall receive the non-forfeitable Plan Shares and other assets, if any, distributable to the Participant upon his death. If the Committee is in doubt as to the right of any person to receive such distribution, the Committee may direct the transfer of such Plan Shares into any court of appropriate jurisdiction and such transfer shall be deemed a complete discharge of the obligations of the Bank, the Corporation, and the Committee hereunder.

9. Effect of Award on Status of Participant. The fact that an Award has been made to the Participant under this Plan shall not confer on the Participant any right to continued employment with the Bank, the Corporation or any Subsidiary; nor shall it limit the right of the Bank, the Corporation or of any Subsidiary to terminate Participant’s employment at any time without prior notice.

10. Impact of Award on Other Benefits of Participant. The value of the RSs on the date of the Award or at the time the RSs become non-forfeitable shall not be includable as compensation or earnings for purposes of any other benefit plan offered by the Bank, the Corporation or any Subsidiary other than any qualified employee benefit plan which provides that such value shall be included as compensation or earnings for purposes of such plans.

11. Tax and Tax Withholding. Participant has reviewed with Participant’s own tax and financial advisors the federal, state and local tax consequences of this Agreement and receipt of the Plan Shares. All non-forfeitable Plan Shares distributed pursuant to this Agreement shall be subject to applicable federal, state and local withholding for taxes. The Participant expressly acknowledges and agrees to such withholding without regard to whether the Plan Shares may then be sold or otherwise transferred by the Participant. The Participant acknowledges and agrees to the tax withholding provisions which are set forth in the Plan.

12. Notices. Any notices or other communications required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been sufficiently given if delivered personally or deposited in the United States mail by Certified Mail, return receipt requested, properly addressed and postage prepaid, if to the Corporation, the Bank, or the Committee, at the Bank’s principal office address at P. O. Box 989, Bluefield, Virginia 24605; and, if to the Participant, at his or her last address appearing on the books of the Corporation or the Bank. The parties may change their respective address by giving written notice of such change as provided herein. Any notice or other communication hereunder shall be deemed to have been given on the date actually delivered or as of the third (3rd) business day following the date mailed as set forth above, as the case may be.

13. Construction Controlled by Plan. The Plan, a copy of which is attached hereto as Annex C, is incorporated herein by reference. The Award of RSs shall be subject to the terms and conditions of the Plan, and the Participant hereby assumes and agrees to comply with all of the obligations imposed upon the Participant in the Plan. This Agreement shall be construed so as to be consistent with the Plan; and the provisions of the Plan shall be deemed to be controlling in the event that any provision hereof should appear to be inconsistent therewith.

14. Severability. Whenever possible, each provision of this Agreement shall be interpreted in such a manner as to be valid and enforceable under applicable law, but if any provision of this Agreement is determined to be unenforceable, invalid or illegal, the validity of any other provision or part thereof shall not be affected thereby and this Agreement shall continue to be binding on the parties hereto as if such unenforceable, invalid or illegal provision or part thereof had not been included herein.

15. Governing Law. Without regard to the principles of conflicts of laws, the laws of the State of Nevada shall govern and control the validity, interpretation, performance, and enforcement of this Agreement.

16. Modification of Agreement; Waiver. This Agreement may be modified, amended, suspended or terminated, and any terms, representations or conditions may be waived, but only by a written instrument signed by each of the parties hereto or their successors in interest, provided, however, that to the extent that Section 409A of the Internal Revenue Code, including guidance and regulations issued thereunder (“Section 409A”) applies to any portion of this Agreement or any Award issued hereunder, no amendment, suspension or termination shall be effectuated unless it complies with the requirements of Section 409A. No waiver hereunder shall constitute a waiver with respect to any subsequent occurrence or other transaction hereunder or of any other provision hereof.

17. Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto, and their respective heirs, legatees, personal representatives, executors, and administrators, successors and assigns.

18. Entire Agreement. This Agreement and the Plan constitute and embody the entire understanding and Agreement of the parties hereto and, except as otherwise provided hereunder, there are no other agreements or understandings, written or oral, in effect between the parties hereto relating to the matters addressed herein.

19. Counterparts. This Agreement may be executed in any number of counterparts, each of which when executed and delivered shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

20. Section 409A Exemption. It is intended that the Plan, this Agreement, and the RSs (and dividends, if any) issued hereunder fall within the short-term deferral exemption provided by Section 409A such that the RSs and dividends, if any, fall outside the scope of Section 409A and are not required to comply with the Section 409A requirements. The Plan, this Agreement and the RSs and related dividends will be administered and interpreted in a manner consistent with the intent set forth in this Section 20. The Bank reserves the right to amend this Agreement, without the Participant’s consent, to the extent it reasonably determines from time to time that such amendment is necessary in order to achieve the purposes of this Section 20. Notwithstanding the foregoing, the Bank makes no representations or warranties as to the treatment of the RSs and related stock dividends granted thereon, if any, or settlement thereof under Section 409A.

IN WITNESS WHEREOF, the Corporation and the Bank have caused this instrument to be executed in their corporate names by their respective officers, and their corporate seals to be hereunto affixed; and each individual party hereto has hereunto set his or her hand and adopted as his or her seal the typewritten word “SEAL” appearing beside his or her name, all done this the day and year first above written.

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CORPORATION:	First Community Bancshares, Inc.

By:
Chairman

ATTEST:

By:
Secretary

[Corporate Seal]

SUBSIDIARY:	First Community Bank

By:
Chairman

ATTEST:

By:
Secretary

[Corporate Seal]

PARTICIPANT:
(SEAL)
John M. Mendez

ATTEST:

By:
Witness